EXHIBIT III TO SCHEDULE 13D

                                VOTING AGREEMENT

     Whereas, pursuant to Section 5(c) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to nominate one person (the "Purchaser Appointee") for election to the Board of Directors of the Company so long as the Purchaser is the beneficial owner of 5.0% or more of the issued and outstanding shares of Common Stock on a fully-diluted basis (assuming for such purpose the exercise or conversion of all outstanding options, warrants and other convertible securities, including the "Securities" (as defined in the Securities Purchase Agreement)); and

     Whereas, the undersigned is a "THSI Principal" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall vote all shares of the capital stock of the Company owned from time to time by the undersigned in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to Section 5(c) of the Securities Purchase Agreement, all to the same extent as if the undersigned were a party to Section 5(c) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(c) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Voting Agreement, thus agreeing to: (i) vote all shares of the capital stock of the Company owned from time to time by such transferee in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to
Section 5(c) of the Securities Purchase Agreement, and (ii) be bound by the terms of this Voting Agreement to the same extent as the undersigned.

     3. The undersigned hereby grants to the President of the Company a proxy to vote all shares of the capital stock of the Company owned of record or beneficially by the undersigned in favor of the election of the Purchaser Appointee; and such proxy shall be irrevocable and shall survive the death or disability of the undersigned (if an individual) and any merger, consolidation, liquidation, dissolution or similar transaction affecting the undersigned or the shares of the capital stock of the Company owned of record by the undersigned (if the undersigned be other than an individual) if the Person who becomes the record or beneficial holder of the shares is otherwise a THSI Principal. In the event that, for any reason, the foregoing proxy shall become unenforceable or shall have expired, then the undersigned shall execute and grant a new proxy on the same terms as provided herein. The proxy granted hereunder, and the obligations of the undersigned under this Voting Agreement, shall be noted in the voting records and registrar of the Company.

     4. The undersigned acknowledges that the Purchaser is relying upon this Voting Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Voting Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Voting Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Voting Agreement pursuant to Section 4(a) of the Escrow Agreement.

     6. This Voting Agreement shall be governed by the laws of the State of New York, except to the extent that the corporate laws of the State of Utah shall be applicable in connection with the exercise of the proxy granted herein.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Voting Agreement as of November 1, 1999.


                                      THSI Principal:

                                      /s/ Adi Raviv
                                      ------------------------------------------
                                      Adi Raviv


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                                VOTING AGREEMENT

     Whereas, pursuant to Section 5(c) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to nominate one person (the "Purchaser Appointee") for election to the Board of Directors of the Company so long as the Purchaser is the beneficial owner of 5.0% or more of the issued and outstanding shares of Common Stock on a fully-diluted basis (assuming for such purpose the exercise or conversion of all outstanding options, warrants and other convertible securities, including the "Securities" (as defined in the Securities Purchase Agreement)); and

     Whereas, the undersigned is a "THSI Principal" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall vote all shares of the capital stock of the Company owned from time to time by the undersigned in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to Section 5(c) of the Securities Purchase Agreement, all to the same extent as if the undersigned were a party to Section 5(c) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(c) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Voting Agreement, thus agreeing to: (i) vote all shares of the capital stock of the Company owned from time to time by such transferee in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to
Section 5(c) of the Securities Purchase Agreement, and (ii) be bound by the terms of this Voting Agreement to the same extent as the undersigned.

     3. The undersigned hereby grants to the President of the Company a proxy to vote all shares of the capital stock of the Company owned of record or beneficially by the undersigned in favor of the election of the Purchaser Appointee; and such proxy shall be irrevocable and shall survive the death or disability of the undersigned (if an individual) and any merger, consolidation, liquidation, dissolution or similar transaction affecting the undersigned or the shares of the capital stock of the Company owned of record by the undersigned (if the undersigned be other than an individual) if the Person who becomes the record or beneficial holder of the shares is otherwise a THSI Principal. In the event that, for any reason, the foregoing proxy shall become unenforceable or shall have expired, then the undersigned shall execute and grant a new proxy on the same terms as provided herein. The proxy granted hereunder, and the obligations of the undersigned under this Voting Agreement, shall be noted in the voting records and registrar of the Company.

     4. The undersigned acknowledges that the Purchaser is relying upon this Voting Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Voting Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Voting Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Voting Agreement pursuant to Section 4(a) of the Escrow Agreement.

     6. This Voting Agreement shall be governed by the laws of the State of New York, except to the extent that the corporate laws of the State of Utah shall be applicable in connection with the exercise of the proxy granted herein.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Voting Agreement as of November 1, 1999.


                                      THSI Principal:

                                      /s/ Joseph Mark
                                      ------------------------------------------
                                      Joseph Mark


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                                VOTING AGREEMENT

     Whereas, pursuant to Section 5(c) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to nominate one person (the "Purchaser Appointee") for election to the Board of Directors of the Company so long as the Purchaser is the beneficial owner of 5.0% or more of the issued and outstanding shares of Common Stock on a fully-diluted basis (assuming for such purpose the exercise or conversion of all outstanding options, warrants and other convertible securities, including the "Securities" (as defined in the Securities Purchase Agreement)); and

     Whereas, the undersigned is a "THSI Principal" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall vote all shares of the capital stock of the Company owned from time to time by the undersigned in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to Section 5(c) of the Securities Purchase Agreement, all to the same extent as if the undersigned were a party to Section 5(c) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(c) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Voting Agreement, thus agreeing to: (i) vote all shares of the capital stock of the Company owned from time to time by such transferee in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to
Section 5(c) of the Securities Purchase Agreement, and (ii) be bound by the terms of this Voting Agreement to the same extent as the undersigned.

     3. The undersigned hereby grants to the President of the Company a proxy to vote all shares of the capital stock of the Company owned of record or beneficially by the undersigned in favor of the election of the Purchaser Appointee; and such proxy shall be irrevocable and shall survive the death or disability of the undersigned (if an individual) and any merger, consolidation, liquidation, dissolution or similar transaction affecting the undersigned or the shares of the capital stock of the Company owned of record by the undersigned (if the undersigned be other than an individual) if the Person who becomes the record or beneficial holder of the shares is otherwise a THSI Principal. In the event that, for any reason, the foregoing proxy shall become unenforceable or shall have expired, then the undersigned shall execute and grant a new proxy on the same terms as provided herein. The proxy granted hereunder, and the obligations of the undersigned under this Voting Agreement, shall be noted in the voting records and registrar of the Company.

     4. The undersigned acknowledges that the Purchaser is relying upon this Voting Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Voting Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Voting Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Voting Agreement pursuant to Section 4(a) of the Escrow Agreement.

     6. This Voting Agreement shall be governed by the laws of the State of New York, except to the extent that the corporate laws of the State of Utah shall be applicable in connection with the exercise of the proxy granted herein.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Voting Agreement as of the November 1, 1999.


                                      THSI Principal:

                                      /s/ Shai Novik
                                      ------------------------------------------
                                      Shai Novik


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                                VOTING AGREEMENT

     Whereas, pursuant to Section 5(c) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to nominate one person (the "Purchaser Appointee") for election to the Board of Directors of the Company so long as the Purchaser is the beneficial owner of 5.0% or more of the issued and outstanding shares of Common Stock on a fully-diluted basis (assuming for such purpose the exercise or conversion of all outstanding options, warrants and other convertible securities, including the "Securities" (as defined in the Securities Purchase Agreement)); and

     Whereas, the undersigned is a "THSI Principal" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall vote all shares of the capital stock of the Company owned from time to time by the undersigned in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to Section 5(c) of the Securities Purchase Agreement, all to the same extent as if the undersigned were a party to Section 5(c) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(c) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Voting Agreement, thus agreeing to: (i) vote all shares of the capital stock of the Company owned from time to time by such transferee in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to
Section 5(c) of the Securities Purchase Agreement, and (ii) be bound by the terms of this Voting Agreement to the same extent as the undersigned.

     3. The undersigned hereby grants to the President of the Company a proxy to vote all shares of the capital stock of the Company owned of record or beneficially by the undersigned in favor of the election of the Purchaser Appointee; and such proxy shall be irrevocable and shall survive the death or disability of the undersigned (if an individual) and any merger, consolidation, liquidation, dissolution or similar transaction affecting the undersigned or the shares of the capital stock of the Company owned of record by the undersigned (if the undersigned be other than an individual) if the Person who becomes the record or beneficial holder of the shares is otherwise a THSI Principal. In the event that, for any reason, the foregoing proxy shall become unenforceable or shall have expired, then the undersigned shall execute and grant a new proxy on the same terms as provided herein. The proxy granted hereunder, and the obligations of the undersigned under this Voting Agreement, shall be noted in the voting records and registrar of the Company.

     4. The undersigned acknowledges that the Purchaser is relying upon this Voting Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Voting Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Voting Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Voting Agreement pursuant to Section 4(a) of the Escrow Agreement.

     6. This Voting Agreement shall be governed by the laws of the State of New York, except to the extent that the corporate laws of the State of Utah shall be applicable in connection with the exercise of the proxy granted herein.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Voting Agreement as of the November 1, 1999.


                                      THSI Principal:
                                      Raviv GRAT Trust

                                      By:  /s/ Laura Fisher
                                         ---------------------------------------
                                         Laura Fisher
                                         Trustee


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                                VOTING AGREEMENT

     Whereas, pursuant to Section 5(c) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to nominate one person (the "Purchaser Appointee") for election to the Board of Directors of the Company so long as the Purchaser is the beneficial owner of 5.0% or more of the issued and outstanding shares of Common Stock on a fully-diluted basis (assuming for such purpose the exercise or conversion of all outstanding options, warrants and other convertible securities, including the "Securities" (as defined in the Securities Purchase Agreement)); and

     Whereas, the undersigned is a "THSI Principal" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall vote all shares of the capital stock of the Company owned from time to time by the undersigned in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to Section 5(c) of the Securities Purchase Agreement, all to the same extent as if the undersigned were a party to Section 5(c) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(c) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Voting Agreement, thus agreeing to: (i) vote all shares of the capital stock of the Company owned from time to time by such transferee in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to
Section 5(c) of the Securities Purchase Agreement, and (ii) be bound by the terms of this Voting Agreement to the same extent as the undersigned.

     3. The undersigned hereby grants to the President of the Company a proxy to vote all shares of the capital stock of the Company owned of record or beneficially by the undersigned in favor of the election of the Purchaser Appointee; and such proxy shall be irrevocable and shall survive the death or disability of the undersigned (if an individual) and any merger, consolidation, liquidation, dissolution or similar transaction affecting the undersigned or the shares of the capital stock of the Company owned of record by the undersigned (if the undersigned be other than an individual) if the Person who becomes the record or beneficial holder of the shares is otherwise a THSI Principal. In the event that, for any reason, the foregoing proxy shall become unenforceable or shall have expired, then the undersigned shall execute and grant a new proxy on the same terms as provided herein. The proxy granted hereunder, and the obligations of the undersigned under this Voting Agreement, shall be noted in the voting records and registrar of the Company.

     4. The undersigned acknowledges that the Purchaser is relying upon this Voting Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Voting Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Voting Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Voting Agreement pursuant to Section 4(a) of the Escrow Agreement.

     6. This Voting Agreement shall be governed by the laws of the State of New York, except to the extent that the corporate laws of the State of Utah shall be applicable in connection with the exercise of the proxy granted herein.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Voting Agreement as of November 1, 1999.


                                      THSI Principal:
                                      Rachel L. Mark 1999 Trust

                                      By:  /s/ Meryl Schlussel Mark
                                         ---------------------------------------
                                         Meryl Schlussel Mark
                                         Trustee


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                                VOTING AGREEMENT

     Whereas, pursuant to Section 5(c) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to nominate one person (the "Purchaser Appointee") for election to the Board of Directors of the Company so long as the Purchaser is the beneficial owner of 5.0% or more of the issued and outstanding shares of Common Stock on a fully-diluted basis (assuming for such purpose the exercise or conversion of all outstanding options, warrants and other convertible securities, including the "Securities" (as defined in the Securities Purchase Agreement)); and

     Whereas, the undersigned is a "THSI Principal" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall vote all shares of the capital stock of the Company owned from time to time by the undersigned in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to Section 5(c) of the Securities Purchase Agreement, all to the same extent as if the undersigned were a party to Section 5(c) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(c) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Voting Agreement, thus agreeing to: (i) vote all shares of the capital stock of the Company owned from time to time by such transferee in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to
Section 5(c) of the Securities Purchase Agreement, and (ii) be bound by the terms of this Voting Agreement to the same extent as the undersigned.

     3. The undersigned hereby grants to the President of the Company a proxy to vote all shares of the capital stock of the Company owned of record or beneficially by the undersigned in favor of the election of the Purchaser Appointee; and such proxy shall be irrevocable and shall survive the death or disability of the undersigned (if an individual) and any merger, consolidation, liquidation, dissolution or similar transaction affecting the undersigned or the shares of the capital stock of the Company owned of record by the undersigned (if the undersigned be other than an individual) if the Person who becomes the record or beneficial holder of the shares is otherwise a THSI Principal. In the event that, for any reason, the foregoing proxy shall become unenforceable or shall have expired, then the undersigned shall execute and grant a new proxy on the same terms as provided herein. The proxy granted hereunder, and the obligations of the undersigned under this Voting Agreement, shall be noted in the voting records and registrar of the Company.

     4. The undersigned acknowledges that the Purchaser is relying upon this Voting Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Voting Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Voting Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Voting Agreement pursuant to Section 4(a) of the Escrow Agreement.

     6. This Voting Agreement shall be governed by the laws of the State of New York, except to the extent that the corporate laws of the State of Utah shall be applicable in connection with the exercise of the proxy granted herein.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Voting Agreement as of the November 1,1999.


                                      THSI Principal:
                                      Samuel A. Mark 1999 Trust

                                      By:  /s/ Meryl Schlussel Mark
                                         ---------------------------------------
                                         Meryl Schlussel Mark
                                         Trustee


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member

                                VOTING AGREEMENT

     Whereas, pursuant to Section 5(c) of the Securities Purchase Agreement dated as of October 29, 1999 (the "Securities Purchase Agreement") by and among:
(i) Greenwich Street Capital Partners II, L.P. ("Greenwich II"), GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P., (the foregoing being herein together referred to as the "Purchaser") and (ii) Walnut Financial Services, Inc. (which will change its name to "THCG, Inc.") (the "Company"), the Purchaser is entitled to nominate one person (the "Purchaser Appointee") for election to the Board of Directors of the Company so long as the Purchaser is the beneficial owner of 5.0% or more of the issued and outstanding shares of Common Stock on a fully-diluted basis (assuming for such purpose the exercise or conversion of all outstanding options, warrants and other convertible securities, including the "Securities" (as defined in the Securities Purchase Agreement)); and

     Whereas, the undersigned is a "THSI Principal" as defined in the Securities Purchase Agreement.

     Now  therefore,   as  an  inducement  to  the  Purchaser  to  purchase  the
"Securities" under, and as defined in, the Securities Purchase Agreement, the undersigned does hereby agree as follows:

     1. The undersigned shall vote all shares of the capital stock of the Company owned from time to time by the undersigned in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to Section 5(c) of the Securities Purchase Agreement, all to the same extent as if the undersigned were a party to Section 5(c) of the Securities Purchase Agreement; and the undersigned shall not take any action (or fail to take any action) which is inconsistent with, or in contravention of, the provisions of Section 5(c) of the Securities Purchase Agreement.

     2. The undersigned shall not effect any "Exempt Transfer" (as defined in the Securities Purchase Agreement) unless the undersigned shall have caused the transferee to execute and deliver to the Purchaser this Voting Agreement, thus agreeing to: (i) vote all shares of the capital stock of the Company owned from time to time by such transferee in favor of the election of the Purchaser Appointee as shall be designated from time to time by Greenwich II pursuant to
Section 5(c) of the Securities Purchase Agreement, and (ii) be bound by the terms of this Voting Agreement to the same extent as the undersigned.

     3. The undersigned hereby grants to the President of the Company a proxy to vote all shares of the capital stock of the Company owned of record or beneficially by the undersigned in favor of the election of the Purchaser Appointee; and such proxy shall be irrevocable and shall survive the death or disability of the undersigned (if an individual) and any merger, consolidation, liquidation, dissolution or similar transaction affecting the undersigned or the shares of the capital stock of the Company owned of record by the undersigned (if the undersigned be other than an individual) if the Person who becomes the record or beneficial holder of the shares is otherwise a THSI Principal. In the event that, for any reason, the foregoing proxy shall become unenforceable or shall have expired, then the undersigned shall execute and grant a new proxy on the same terms as provided herein. The proxy granted hereunder, and the obligations of the undersigned under this Voting Agreement, shall be noted in the voting records and registrar of the Company.

     4. The undersigned acknowledges that the Purchaser is relying upon this Voting Agreement in connection with the execution, delivery and performance by the Purchaser of the Securities Purchase Agreement and the purchase by the Purchaser of the Securities.

     5. This Voting Agreement shall terminate upon any termination of the obligations under the Securities Purchase Agreement of the Company to issue, and the Purchaser to purchase, the Securities. Unless terminated as aforesaid, this Voting Agreement shall be effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement) but subject to the release of this Voting Agreement pursuant to Section 4(a) of the Escrow Agreement.

     6. This Voting Agreement shall be governed by the laws of the State of New York, except to the extent that the corporate laws of the State of Utah shall be applicable in connection with the exercise of the proxy granted herein.

     7. Capitalized terms used herein which are not expressly defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

                                      * * *

     In witness whereof, the undersigned have executed and delivered this Voting Agreement as of the November 1, 1999.


                                      THSI Principal:
                                      Joshua A. Mark 1999 Trust

                                      By:  /s/ Meryl Schlussel Mark
                                         ---------------------------------------
                                         Meryl Schlussel Mark


Acknowledged and accepted:

Walnut Financial Services, Inc.
 (or THCG, Inc.)

By: /s/ Joel S. Kanter
   --------------------------------
   Joel S. Kanter
   President

Greenwich Street Capital Partners II, L.P.
GSCP Offshore Fund, L.P.
Greenwich Fund, L.P.
Greenwich Street Employees Fund, L.P.
TRV Executive Fund, L.P.
By:  Greenwich Street Investments II, L.L.C.,
     their general partner

By: /s/ Keith Abell
   ----------------------------------
     Keith Abell
     Managing Member